Offerings - Offering: 1	Jun. 11, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 72,499,105.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 10,012.13
Offering Note	(a) Calculated as the aggregate maximum purchase price for shares of common stock, based upon the net asset value per share as of June 3, 2026, of $23.27. This amount is based upon the offer to purchase up to 3,116,157 shares of common stock, par value $0.01 per share, of KKR Real Estate Select Trust Inc. (b) Calculated at $138.10 per $1,000,000.00 of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by the Filing Fee Rate Advisory for fiscal year 2026.